May 7, 2010

Securities and Exchange Commission

450 5th Street, N.W.

Washington, DC 20549

Re: Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 for The Guardian Separate Account R of The Guardian Insurance & Annuity Company, Inc.

(File Nos. 333-153840 and 811-21438)

Dear Sir or Madam:

On behalf of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and its separate account, The Guardian Separate Account R (the “Account”), transmitted herewith for filing is the Account’s Post-Effective Amendment No. 5 (the “Amendment”) to the Registration Statement on Form N-4 under the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940.

The Amendment is being filed pursuant to paragraph (a) of Rule 485 under the 1933 Act in order to update certain disclosures throughout the prospectus document and in order to add enhancements to the optional guaranteed lifetime withdrawal benefit (GLWB) rider available under the contract. In addition, the charge for the Highest Anniversary Value Death Benefit (HAVDB) rider is being changed from 0.25% to 0.40%. Please note that we have filed two versions of the prospectus in this registration statement. These two prospectuses are essentially identical. The first version describes the currently available version of the GLWB rider and the second version describes the enhanced version of the GLWB rider. We intend to use the currently available version of the prospectus during the period that GIAC seeks approval for the enhanced version of the GLWB rider from state insurance departments.

Appropriate financial information and the consent of the independent registered accounting firm will be filed by subsequent amendment.

As a counsel to the Account, I represent that the Amendment is being filed solely for the reasons described above.

Please call the undersigned at (212) 598-7177 with any comments or questions concerning this filing.

Very truly yours,

/s/ Stephanie Susens

Stephanie Susens

Senior Counsel